Exhibit 10.17

SUBSCRIPTION AGREEMENT

To U.S. Dry Cleaning Corporation:

I am a resident of the State of California. I hereby certify that, by checking the applicable box below, I meet the suitability standard described:

PLEASE CHECK AT LEAST ONE:

☐	I currently have a liquid net worth, meaning a net worth exclusive of home, home furnishings and automobile, of at least $250,000) plus estimated $65,000 gross income during the current tax year
☐	I currently have a liquid net worth, meaning a net worth exclusive of home, home furnishings and automobile, of at least $500,000
☐	I currently have a net worth inclusive of home, home furnishings and automobiles, of at least $1,000,000
☐	I currently have an annual gross income of at least $200,000

I understand that U.S. Dry Cleaning Corporation and the underwriters will be relying on the above representations by me.

I enclose herewith $____________ as payment for ___________ Units at $______ per Unit in the pending public offering of U.S. Dry Cleaning Corporation. Please issue my Units in following name(s):

(Please Print)

Name(s): ___________________ ___________________ ___________________

As: (check one)

☐⁯ Individual ⁯ ☐ Joint Tenancy  ☐⁯ Husband & Wife as community property
☐ Tenants in Common ☐⁯Corporation  ⁯☐ Trust
☐⁭ Other: ______________________________________________

My mailing address is:

(P.O. Box not acceptable): ___________________________________________
City: ____________________________________ State: ______ Zip/Post Code: ______
Home Phone: ______________________ Work Phone: _________________________
Social Security or Taxpayer ID Number(s): ________________ __________________

******************************************
No subscription is effective until accepted by the underwriter and the issuer. The undersigned understands that this subscription may be accepted or rejected in whole or in part by the underwriter or the issuer in their sole discretion and that this subscription is and shall be irrevocable the underwriter or the issuer for any reason reject this subscription.
*******************************************

______________________________________          _______________________________
Subscriber Signature             Date

______________________________________          _______________________________
Subscriber Signature             Date

Subscription Accepted by Underwriter:

______________________________________         ________________________________
BY:                 Date
ITS:

Subscription Accepted by U.S. Dry Cleaning Corporation:

___________________________________________              _______________________
BY: Robert Y. Lee                    Date
ITS: Chief Executive Officer